Exhibit 99.1

Actuant Reclassifies Historical Results for Discontinued Operations

MILWAUKEE--(BUSINESS WIRE)--September 28, 2009--Actuant Corporation (NYSE:ATU) completed the sale of its Acme Aerospace and BH Electronics businesses during the fiscal quarter ended August 31, 2009. As a result of these divestitures, the Company has reclassified the historical operating results of these businesses to discontinued operations (see attachment).

On Wednesday September 30, 2009 the Company will be announcing financial results for its fourth quarter and fiscal year ended August 31, 2009. Results will include approximately $13 million of earnings from discontinued operations, net of income taxes, primarily reflecting the net gain on the divestitures noted above. During the quarter, the Company recognized an approximately $2 million pre-tax debt extinguishment charge upon the retirement of its bank term loan with the proceeds from its June equity offering. Excluding discontinued operations, restructuring costs and the debt extinguishment charge, the Company’s fourth quarter results from continuing operations will be within the $275-$295 million sales and $0.12-$0.20 diluted earnings per share guidance ranges it provided in its June 17, 2009 press release.

(tables follow)

About Actuant

Actuant, headquartered in Butler, Wisconsin, is a diversified industrial company with operations in more than 30 countries. The Actuant businesses are market leaders in branded hydraulic and electrical tools and supplies, umbilical, rope and cable solutions as well as highly engineered position and motion control systems. The Company employs a workforce of approximately 6,000 worldwide. Actuant trades on the NYSE under the symbol ATU.

Safe Harbor

Certain of the above comments represent forward-looking statements made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Management cautions that these statements are based on current estimates of future performance and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates. Actuant’s results are also subject to general economic conditions, variation in demand from customers, the impact of geopolitical activity on the economy, continued market acceptance of the Company’s new product introductions, the successful integration of acquisitions, restructuring, operating margin risk due to competitive pricing and operating efficiencies, supply chain risk, material and labor cost increases, foreign currency fluctuations and interest rate risk. See the Company’s Form 10-K filed with the Securities and Exchange Commission for further information regarding risk factors. Actuant disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason.

Actuant Corporation
Condensed Consolidated Statements of Operations - REVISED FOR DISCONTINUED OPERATIONS PRESENTATION
(Dollars in thousands except per share amounts)
(Unaudited)

	Three Months Ended				Twelve	Three Months Ended			Nine
	November 30,	February 29,	May 31,	August 31,	Months Ended	November 30,	February 28,	May 31,	Months Ended
	2007	2008	2008	2008	August 31, 2008	2008	2009	2009	May 31, 2009

Net sales	$ 400,999	$ 386,910	$ 431,811	$ 393,470	$ 1,613,190	$ 370,789	$ 293,799	$ 285,154	$ 949,742
Cost of products sold	263,827	256,003	281,092	251,219	1,052,141	240,564	199,291	189,793	629,648
Gross profit	137,172	130,907	150,719	142,251	561,049	130,225	94,508	95,361	320,094

Selling, administrative and engineering expenses	79,574	81,129	86,762	83,144	330,609	73,676	73,002	63,841	210,518
Restructuring charges	5,521	4,952	-	-	10,473	674	3,039	10,473	14,186
Impairment charges	-	-	-	-	-	26,553	-	4,768	31,321
Amortization of intangible assets	3,031	3,235	3,797	3,870	13,933	4,231	4,983	5,132	14,346
Operating profit	49,046	41,591	60,160	55,237	206,034	25,091	13,484	11,147	49,723

Financing costs, net	9,300	9,032	9,190	8,887	36,409	12,235	9,904	9,025	31,164
Other (income) expense, net	(1,110)	(670)	201	(1,412)	(2,991)	(534)	(35)	782	213
Earnings from continuing operations before
income tax expense and minority interest	40,856	33,229	50,769	47,762	172,616	13,390	3,615	1,340	18,346

Income tax expense (benefit)	14,537	11,738	12,959	14,182	53,416	1,497	(604)	(1,907)	(1,014)
Minority interest, net of income taxes	(6)	(7)	37	(2)	22	(5)	(10)	36	21

Earnings from continuing operations	26,325	21,498	37,773	33,582	119,178	11,898	4,229	3,211	19,339

Earnings (loss) from discontinued operations,
net of income taxes	1,102	741	862	661	3,366	(300)	(985)	(20,846)	(22,131)

Net earnings (loss)	$ 27,427	$ 22,239	$ 38,635	$ 34,243	$ 122,544	$ 11,598	$ 3,244	$ (17,635)	$ (2,792)

Earnings from continuing operations per share
Basic	$ 0.47	$ 0.39	$ 0.68	$ 0.60	$ 2.14	$ 0.21	$ 0.08	$ 0.06	$ 0.34
Diluted	0.42	0.34	0.59	0.53	1.88	0.19	0.08	0.06	0.33

Earnings (loss) per share
Basic	$ 0.49	$ 0.40	$ 0.69	$ 0.61	$ 2.20	$ 0.21	$ 0.06	$ (0.31)	$ (0.05)
Diluted	0.43	0.35	0.60	0.54	1.93	0.19	0.06	(0.27)	(0.01)

Weighted average common shares outstanding
Basic	55,609	55,815	55,874	55,953	55,813	56,022	56,170	56,252	56,148
Diluted	64,654	64,716	64,945	65,011	64,833	64,395	64,256	64,051	64,234

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA
(Dollars in thousands)

	FISCAL 2008					FISCAL 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	TOTAL
SALES
INDUSTRIAL SEGMENT	$ 87,412	$ 87,344	$ 101,593	$ 98,149	$ 374,498	$ 90,524	$ 71,682	$ 62,843	$ 225,049
ENERGY SEGMENT	49,677	43,458	58,442	60,823	212,400	73,982	59,526	62,251	195,759
ELECTRICAL SEGMENT	130,130	126,705	126,865	112,745	496,445	102,898	89,719	83,752	276,369
ENGINEERED SOLUTIONS SEGMENT	133,780	129,403	144,911	121,753	529,847	103,385	72,872	76,308	252,565
TOTAL	$ 400,999	$ 386,910	$ 431,811	$ 393,470	$ 1,613,190	$ 370,789	$ 293,799	$ 285,154	$ 949,742

% SALES GROWTH
INDUSTRIAL SEGMENT	37%	33%	38%	30%	34%	4%	-18%	-38%	-19%
ENERGY SEGMENT	24%	41%	38%	29%	32%	49%	37%	7%	29%
ELECTRICAL SEGMENT	2%	-1%	-5%	-15%	-5%	-21%	-29%	-34%	-28%
ENGINEERED SOLUTIONS SEGMENT	23%	16%	10%	-1%	11%	-23%	-44%	-47%	-38%
TOTAL	18%	15%	13%	4%	12%	-8%	-24%	-34%	-22%

OPERATING PROFIT (LOSS)
INDUSTRIAL SEGMENT	$ 25,662	$ 25,990	$ 31,054	$ 31,103	$ 113,809	$ 26,107	$ 15,972	$ 15,597	$ 57,676
ENERGY SEGMENT	12,314	6,767	12,638	16,266	47,985	15,647	5,895	11,772	33,314
ELECTRICAL SEGMENT	10,299	11,044	8,546	5,121	35,010	5,896	2,404	3,119	11,419
ENGINEERED SOLUTIONS SEGMENT	12,707	10,485	16,125	11,296	50,613	7,865	(2,735)	991	6,121
CORPORATE / GENERAL	(6,415)	(7,743)	(8,203)	(8,549)	(30,910)	(3,197)	(5,013)	(4,815)	(13,025)
TOTAL - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	$ 54,567	$ 46,543	$ 60,160	$ 55,237	$ 216,507	$ 52,318	$ 16,523	$ 26,664	$ 95,505
IMPAIRMENT CHARGES	-	-	-	-	-	(26,553)	-	(4,768)	(31,321)
RESTRUCTURING CHARGES (1)	(5,521)	(4,952)	-	-	(10,473)	(674)	(3,039)	(10,749)	(14,462)
TOTAL	$ 49,046	$ 41,591	$ 60,160	$ 55,237	$ 206,034	$ 25,091	$ 13,484	$ 11,147	$ 49,723

OPERATING PROFIT %
INDUSTRIAL SEGMENT	29.4%	29.8%	30.6%	31.7%	30.4%	28.8%	22.3%	24.8%	25.6%
ENERGY SEGMENT	24.8%	15.6%	21.6%	26.7%	22.6%	21.1%	9.9%	18.9%	17.0%
ELECTRICAL SEGMENT	7.9%	8.7%	6.7%	4.5%	7.1%	5.7%	2.7%	3.7%	4.1%
ENGINEERED SOLUTIONS SEGMENT	9.5%	8.1%	11.1%	9.3%	9.6%	7.6%	-3.8%	1.3%	2.4%
TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	13.6%	12.0%	13.9%	14.0%	13.4%	14.1%	5.6%	9.4%	10.1%

EBITDA
INDUSTRIAL SEGMENT	$ 28,017	$ 27,840	$ 32,617	$ 32,599	$ 121,073	$ 27,139	$ 17,058	$ 18,208	$ 62,405
ENERGY SEGMENT	14,553	9,546	15,771	20,399	60,269	21,671	11,492	15,080	48,243
ELECTRICAL SEGMENT	12,929	13,293	10,863	7,163	44,248	7,103	3,440	5,307	15,850
ENGINEERED SOLUTIONS SEGMENT	16,894	14,707	19,756	16,051	67,408	12,412	1,264	3,915	17,591
CORPORATE / GENERAL	(6,632)	(7,522)	(7,991)	(8,163)	(30,308)	(3,110)	(4,058)	(4,237)	(11,405)
TOTAL - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	$ 65,761	$ 57,864	$ 71,016	$ 68,049	$ 262,690	$ 65,215	$ 29,196	$ 38,273	$ 132,684
IMPAIRMENT CHARGES	-	-	-	-	-	(26,553)	-	(4,768)	(31,321)
RESTRUCTURING CHARGES (1)	(5,521)	(4,952)	-	-	(10,473)	(674)	(3,039)	(10,749)	(14,462)
TOTAL	$ 60,240	$ 52,912	$ 71,016	$ 68,049	$ 252,217	$ 37,988	$ 26,157	$ 22,756	$ 86,901

EBITDA %
INDUSTRIAL SEGMENT	32.1%	31.9%	32.1%	33.2%	32.3%	30.0%	23.8%	29.0%	27.7%
ENERGY SEGMENT	29.3%	22.0%	27.0%	33.5%	28.4%	29.3%	19.3%	24.2%	24.6%
ELECTRICAL SEGMENT	9.9%	10.5%	8.6%	6.4%	8.9%	6.9%	3.8%	6.3%	5.7%
ENGINEERED SOLUTIONS SEGMENT	12.6%	11.4%	13.6%	13.2%	12.7%	12.0%	1.7%	5.1%	7.0%
TOTAL (INCLUDING CORPORATE) - EXCLUDING IMPAIRMENT / RESTRUCTURING CHARGES	16.4%	15.0%	16.4%	17.3%	16.3%	17.6%	9.9%	13.4%	14.0%

Note: The total of the individual quarters may not equal the annual total due to rounding.

(1) The restructuring charge for the third quarter of fiscal 2009 and year-to-date fiscal 2009 includes $276 of charges included in cost of products sold on the Condensed Consolidated Statements of Operations.

ACTUANT CORPORATION
Reconciliation of GAAP measures to non-GAAP measures
(Dollars in thousands, except for per share amounts)

	FISCAL 2008					FISCAL 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	TOTAL
NET EARNINGS (LOSS), EXCLUDING RESTRUCTURING CHARGES,
IMPAIRMENT CHARGES, INCOME TAX ADJUSTMENTS / CREDITS,
DEBT EXTINGUISHMENT CHARGES, AND DISCONTINUED OPERATIONS (1)
NET EARNINGS (LOSS) (GAAP MEASURE)	$ 27,427	$ 22,239	$ 38,635	$ 34,243	$ 122,544	$ 11,598	$ 3,244	$ (17,635)	$ (2,792)
RESTRUCTURING CHARGES, NET OF TAX BENEFIT	5,521	4,729	-	-	10,250	481	2,028	7,173	9,682
IMPAIRMENT CHARGES, NET OF TAX BENEFIT	-	-	-	-	-	16,463	-	2,981	19,444
TAX ADJUSTMENTS / CREDITS	-	-	(2,625)	-	(2,625)	-	-	-	-
DEBT EXTINGUISHMENT CHARGES, NET OF TAX BENEFIT	-	-	-	-	-	(236)	-	-	(236)
DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	(1,102)	(741)	(862)	(661)	(3,366)	300	985	20,846	22,131
TOTAL (NON-GAAP MEASURE)	$ 31,846	$ 26,227	$ 35,148	$ 33,582	$ 126,803	$ 28,606	$ 6,257	$ 13,365	$ 48,228

DILUTED EARNINGS (LOSS) PER SHARE, EXCLUDING RESTRUCTURING CHARGES,
IMPAIRMENT CHARGES, INCOME TAX ADJUSTMENTS / CREDITS,
DEBT EXTINGUISHMENT CHARGES, AND DISCONTINUED OPERATIONS (1)
NET EARNINGS (LOSS) (GAAP MEASURE)	$ 0.43	$ 0.35	$ 0.60	$ 0.54	$ 1.93	$ 0.19	$ 0.06	$ (0.27)	$ (0.01)
RESTRUCTURING CHARGES, NET OF TAX BENEFIT	0.09	0.07	-	-	0.16	0.01	0.03	0.11	0.15
IMPAIRMENT CHARGES, NET OF TAX BENEFIT	-	-	-	-	-	0.26	-	0.05	0.30
TAX ADJUSTMENTS / CREDITS	-	-	(0.04)	-	(0.04)	-	-	-	-
DEBT EXTINGUISHMENT CHARGES, NET OF TAX BENEFIT	-	-	-	-	-	(0.00)	-	-	(0.00)
DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)	0.00	0.02	0.33	0.34
TOTAL (NON-GAAP MEASURE)	$ 0.51	$ 0.41	$ 0.55	$ 0.53	$ 2.00	$ 0.45	$ 0.11	$ 0.22	$ 0.78

EBITDA (2)
NET EARNINGS (LOSS) (GAAP MEASURE)	$ 27,427	$ 22,239	$ 38,635	$ 34,243	$ 122,544	$ 11,598	$ 3,244	$ (17,635)	$ (2,792)
FINANCING COSTS, NET	9,300	9,032	9,190	8,887	36,409	12,235	9,904	9,025	31,164
INCOME TAX EXPENSE	14,537	11,738	12,959	14,182	53,416	1,497	(604)	(1,907)	(1,014)
DEPRECIATION & AMORTIZATION	10,084	10,651	11,057	11,400	43,192	12,363	12,638	12,391	37,391
MINORITY INTEREST, NET OF INCOME TAX	(6)	(7)	37	(2)	22	(5)	(10)	36	21
DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	(1,102)	(741)	(862)	(661)	(3,366)	300	985	20,846	22,131
EBITDA (NON-GAAP MEASURE)	$ 60,240	$ 52,912	$ 71,016	$ 68,049	$ 252,217	$ 37,988	$ 26,157	$ 22,756	$ 86,901
IMPAIRMENT CHARGES	-	-	-	-	-	26,553	-	4,768	31,321
RESTRUCTURING CHARGES	5,521	4,952	-	-	10,473	674	3,039	10,749	14,462
EBITDA (NON-GAAP MEASURE) - EXCLUDING DISCONTINUED OPERATIONS,
IMPAIRMENT, AND RESTRUCTURING CHARGES	$ 65,761	$ 57,864	$ 71,016	$ 68,049	$ 262,690	$ 65,215	$ 29,196	$ 38,273	$ 132,684
(1)

Net earnings and diluted earnings per share excluding restructuring charges, impairment charges, income tax adjustments / credits, debt extinguishment charges and discontinued operations represent net earnings and diluted earnings per share per the Condensed Consolidated Statements of Operations net of charges or credits for items to be highlighted for comparability purposes.  These measures should not be considered as an alternative to net earnings or diluted earnings per share as an indicator of the company's operating performance.  However, this presentation is important to investors for understanding the operating results of the current portfolio of Actuant companies.  The total of the individual components may not equal due to rounding.

(2)

EBITDA represents net earnings before financing costs, net, income tax expense, depreciation & amortization, minority interest and discontinued operations.  EBITDA is not a calculation based upon generally accepted accounting principles (GAAP).  The amounts included in the EBITDA calculation, however, are derived from amounts included in the Condensed Consolidated Statements of Operations data. EBITDA should not be considered as an alternative to net earnings or operating profit as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity.  Actuant has presented EBITDA because it regularly reviews this as a measure of the company's ability to incur and service debt.  In addition, EBITDA is used by many of our investors and lenders, and is presented as a convenience to them.  However, the EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.  The total of the individual quarters may not equal the annual total due to rounding.

CONTACT:
Actuant Corporation
Karen Bauer
Director, Investor Relations
262-373-7462